SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ------------


                           TRAVIS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                           76-0206074
 (STATE OF INCORPORATION                                 (I..R.S. EMPLOYER
     OR ORGANIZATION)                                   IDENTIFICATION NO.)

                            3000 WESLAYAN, SUITE 350
                              HOUSTON, TEXAS 77027
                                 (713) 622-7475
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                  ------------


   SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
          TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
                 None                                    None

   If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to general instruction A.(c), please check the following box. |_|

   If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to general instruction A.(d), please check the following box. |X|

   Securities  Act  registration  file  number  to which  this  form  relates:
333-37291


   SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     Common Stock, par value $.01 per share
                                (TITLE OF CLASS)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


   ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

   This Section is hereby incorporated by reference to the "Description of Capital Stock" section of the Registration Statement on Form S-1 (No. 333-37291) of the Registrant, as amended (together with all amendments, the "Form S-1 Registration Statement"), which was first filed with the Commission on October 6, 1997.


   ITEM 2.  EXHIBITS.

   1. Restated Certificate of Incorporation of Travis International, Inc. Hereby incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

   2. Restated Bylaws of Travis International, Inc. Hereby incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

   3. Specimen stock certificate for shares of Common Stock. Hereby incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    (Registrant) TRAVIS INTERNATIONAL, INC.

                                    Date: January 23, 1998


                                    By:     /s/ TIM FOGELSONG
                                          Vice President - Finance